                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:                   April 28, 2003
                      (Date of the earliest event reported)

                        Home Products International, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

           0-17237                                                36-4147027
 (Commission File Number)                                    (I.R.S. Employer
                                                             Identification No.)




       4501 West 47th Street
           Chicago, IL                                              60632
(Address of principal executive offices)                          (Zip Code)






Registrant's telephone number, including area code:  (773) 890-1010

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c)   Exhibits
     99.1 - Press release issued by Home Products International Inc. dated April 28, 2003.

ITEM 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition

     On April 28, 2003, Home Products International, Inc. issued a press release with respect to earnings for the quarter ended March 29, 2003. The Company is furnishing this 8-K pursuant to Item 12, "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with the Securities and Exchange Commission (Release No. 34-47583).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Home Products International, Inc.

                                  By:  /s/ James E. Winslow
                                     ---------------------------------------
                                           James E. Winslow
                                           Executive Vice President
                                           And Chief Financial
                                           Officer

Dated:  May 2, 2003

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
     99.1                  Press release issued by Home Products International,
                           Inc. dated April 28, 2003.